                                                                   EXHIBIT  23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 (File
No.    ) of our report dated March 27, 1998, except for Notes 1 and 10, as to which the date is May 1, 1998, on our audits of the financial statements of MTI Vacations. We also consent to the reference to our firm under the caption "Experts."




                                                       /s/COOPERS & LYBRAND LLP

                                                       COOPERS & LYBRAND LLP

Chicago, Illinois
May 14, 1998